UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2004

PERMIAN BASIN ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-8033	75-6280532
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Trust Division
Royalty Trust Group
Bank of America, N.A.
901 Main Street, 17th Floor
Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (214) 209-2400

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits.

c.	Exhibits

99.1	Press Release dated June 18, 2004.

Item 12. Results of Operations And Financial Condition.

     On June 18, 2004, the Registrant issued a press release announcing its monthly cash distribution to unitholders of record on June 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERMIAN BASIN ROYALTY TRUST
By:	BANK OF AMERICA, N.A., TRUSTEE FOR PERMIAN BASIN ROYALTY TRUST
By:	/s/ Jana L. Egeler
Jana L. Egeler
Assistant Vice President, Royalty Management

Date: June 23, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated June 18, 2004.